UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2026

CAPSTONE ENERGY+, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CEPL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 20, 2026, Capstone Energy+, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the close of business on July 2, 2026, the record date for the Annual Meeting (the “Record Date”), 32,220,718 shares of the Company’s voting common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and each holder of the Company’s Common Stock as of the Record Date was entitled to one vote for each share of Common Stock held by such stockholder on that date. Also as of the record date, 80,000 shares of Company’s Series A Convertible Preferred Stcok (“Series A Preferred Stock”) were issued and outstanding, and each holder of the Company’s Series A Preferred Stock was entitled to vote the largest number of whole shares of Common Stock into which such shares were convertible on the Record date, which as of such date, were convertible into 16,203,835 shares of Common Stock. Holders of the Company’s non-voting common stock, par value $0.001 per share, were not entitled to notice of, or to vote at, the Annual Meeting. At the Annual Meeting, stockholders entitled to a total of 20,293,123 votes, or approximately 42% of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting, were present or represented by proxy, constituting a quorum. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal 1: The election of the following individuals to the Company’s board of directors as Class III directors to serve until the Company’s 2029 annual meeting of stockholders or until their respective successors have been elected and qualified.

Director	Votes For	Votes Withheld	Broker Non-Votes
Vincent J. Canino	9,694,709	870,909	9,727,505
John P. Miller	9,695,062	870,556	9,727,505

Mr. Canino and Mr. Miller were each re-elected as Class III directors of the Company to serve until the Company’s 2029 annual meeting of stockholders or until the election and qualification of their successors in office, subject to their earlier death, resignation, retirement, disqualification or removal.

Proposal 2: A non-binding advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,127,935	230,324	207,359	9,727,505

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the appointment of CBIZ CPAs PC (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,204,527	56,153	32,443	-

The stockholders voted to ratify the appointment of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE ENERGY+, INC.

Date: August 21, 2026	By:	/s/ John P. Miller
Name: John P. Miller
Title: Interim Chief Financial Officer